File No. 33-87762
                                                              File No. 811-08918
                           THE HIRTLE CALLAGHAN TRUST

                       SUPPLEMENT OF JULY 23, 1999 TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 1, 1999,

TRUSTEES AND OFFICERS. The name and principal occupation for the past five years of each of the Trust's current officers and trustees are set forth below; unless otherwise indicated, the business address of each is 100 Four Falls Corporate Center, Suite 500, West Conshohocken, PA ,19428-2970. Except for Mr. Williams, each of the Trustees has served on the Trust's Board since its inception; Mr. Williams became a Trustee as of July 15, 1999. An asterisk appears beside the name of each Trustee who is an "interested person" of the Trust within the meaning of the Investment Company Act

NAME AND BUSINESS ADDRESS     BIRTHDATE    POSITION WITH    PRINCIPAL OCCUPATION
-------------------------     ---------    -------------    --------------------
                                           THE TRUST        FOR THE LAST FIVE YEARS
                                           ---------        -----------------------
*Donald E. Callaghan          9/19/46      Chair and        For more than the past five years, Principal, Hirtle Callaghan &
                                           President        Co., Inc.
Ross H. Goodman               12/25/47     Trustee          For more than the past five years, Mr. Goodman has been Vice
                                                            President of American Industrial Management & Sales , Northeast,
                                                            Inc.  or its predecessors. (manufacturing representative).
*Jonathan J. Hirtle           12/31/52     Trustee          For more than the past five years,  Principal, Hirtle Callaghan &
                                                            Co., Inc.
Jarrett Burt Kling            5/26/43      Trustee          For more than the past five years, Mr. Kling has been associated with CRA Real Estate Securities, L.P.
*David M. Spungen             10/26/61     Trustee          Mr. Spungen is  Managing Director of Hillview Capital Advisors,
                                                            LLC.  For  ten years prior to his association with that firm, Mr.
                                                            Spungen was associated with  CMS Companies (financial services).
                                                            Richard Williams 8/24/45 Trustee For more than the last five years,
                                                            Mr. Williams has served as the Chief Executive Officer and President of Valquip Corporation (flow control distribution).
Richard W. Wortham, III       9/12/38      Trustee          For more than the past five years,  of Pennsylvania, Inc. and its parent, Houston VMC, Inc.  Mr. Wortham is also a trustee of  the
                                                            Wortham Foundation and the Museum of Fine Arts, Houston.
Robert Zion                   12/7/61      Vice             Mr. Zion is a Principal of Hirtle Callaghan & Co., and has been
                                           President        and employed by that firm for more than the last five years.
                                           Treasurer
Laura Anne Corsell,           12/31/48     Secretary        Ms. Corsell is an attorney in private practice. From 1989 to 1994,
Esq. 7307 Elbow Lane                                        Ms. Corsell was associated with the law firm of Ballard Spahr
Philadelphia, PA 19119                                      Andrews & Ingersoll, as counsel.

THE VALUE EQUITY PORTFOLIO At a Special Meeting of the Board of Trustees ("Board") held on March 2, 1999, the Board approved the engagement of Geewax, Terker & Co. ("Geewax") to serve as an Investment Manager for The Value Equity Portfolio to replace Hotchkis & Wiley ("Prior Manager"). Geewax will serve pursuant to the terms of a portfolio management agreement ("Geewax Agreement"), which is substantially the same as the corresponding agreement between the Trust and the Prior Manager and will be compensated for its services at the same rate as the Prior Manager. Geewax is expected to assume its portfolio management responsibilities on March 8, 1999. Geewax currently also serves as an Investment Manager for The Small Capitalization Equity Portfolio.

Shareholders of The Value Equity Portfolio approved the Geewax Agreement at a Special Meeting of Shareholders of that Portfolio to be held on June 15, 1999.

THE INTERNATIONAL EQUITY PORTFOLIO. At a meeting of the Trust's Board held on June 8, 1999, the Board approved the engagement of Artisan Partners Limited
Partnership ("Artisan") to serve as a second Investment Manager for the International Portfolio, as well as the terms of the portfolio management agreement ("Artisan Agreement") between Artisan and the Trust relating to the International Portfolio. The terms and conditions of the Artisan Agreement are
substantially   the  same  as  those  included  in  the  agreement  between  the
International   Portfolio  and  Brinson  ("Brinson  Agreement").   However,  the
asset-based  fee payable under the Brinson  Agreement is calculated at a rate of
 .40% of 1% on assets of $200 million or less, with reductions (often called "break points") in the applicable rate at higher asset levels. The Proposed Artisan Agreement provides for an advisory fee of .40% of 1% of the Portfolio's assets assigned to Artisan, but does not include fee reductions at higher asset levels. This means that, depending on the way the Portfolio's assets are allocated between Brinson and Artisan, the overall advisory fee paid by the Portfolio may increase. The Artisan Agreement approved by shareholders of the International Portfolio on July 23, 1999 and became effective on that date. The Artisan will continue in effect under July 23, 2001, and will continue in effect thereafter so long as it is approved at least annually by the Board in the manner prescribed under the Investment Company Act of 1940.